Exhibit 10.1

             NON-QUALIFIED (NON-ISO) STOCK OPTION AGREEMENT

             This Stock Option Agreement (the "Agreement"), made as of the 18th day of June, 1999 (the "Date of Grant"), by and between AMC Entertainment Inc. ("AMCE") and Richard T. Walsh (the "Grantee"), evidences the grant, by AMCE, of a Stock Option (the "Option") to the Grantee on such date and the Grantee's acceptance of the Option in accordance with the provisions of the AMCE 1994 Stock Option and Incentive Plan, as amended (the "Plan"). AMCE and the Grantee agree as follows:

  1.Shares Optioned and Option Price. The Grantee shall have an option to purchase 15,500 shares of AMCE Common Stock for $17.6875 per share, subject to the terms and conditions of this Agreement and of the Plan, the provisions of which are hereby incorporated herein by reference.
The shares subject to the Option are not, nor are they intended to be, Incentive Stock Option (ISO) shares as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

  2.Vesting.   Except as otherwise provided in section 3 below or
in the Plan, this Option shall be deemed vested with respect to the number of shares described in section 1 as follows: (a) the right to purchase 50% of the shares subject to this Option shall be vested as of the Date of Grant, and (b) the right to purchase the balance of the shares subject to this Option shall be vested on the first anniversary of the Date of Grant. Notwithstanding the foregoing provisions of this section 2, if the Grantee's employment with AMCE or a subsidiary (as defined in the Plan) terminates on account of death, disability (as defined in the
Plan) or retirement (as defined in the Plan), or if the Grantee's employment is terminated for any reason within one year after the Occurrence of a Change in Control Event (as defined in the Plan), whether such termination is voluntary or involuntary, the Option shall be deemed vested as to all shares described in section 1 hereof as of the date of such termination of employment.

  3.Exercise Period. The Option may be exercised from time to time with respect to all or any number of the then unexercised shares as to which the Option has vested under section 2, on any regular business day of AMCE at its then executive offices, until the earliest to occur of the following dates:

  (a) the tenth anniversary of the Date of Grant;

  (b) the first anniversary of the date of the Grantee's termination of employment with AMCE and all Subsidiaries (as defined in the Plan) on account of death or disability;

  (c) the third anniversary of the Grantee's retirement;

  (d) the date three (3) months following the date upon which the Grantee's employment with AMCE and all Subsidiaries terminates for any reason other than those described in subsections (b) or (c) next above or in (e) below; or

  (e) the date Grantee is terminated for cause, provided that for purposes of this Option no termination of employment occurring within one year after the occurrence of a Change in Control Event shall be deemed a termination for cause.

  4.Exercise.

  (a) During the period that the Option is exercisable, it may be exercised in full or in part by the Grantee, his or her legal representatives, guardian or Successor, as defined in the Plan, by delivering or mailing written notice of the exercise to the Secretary of AMCE. The written notice shall be signed by each person entitled to exercise the Option and shall specify the address and Social Security number of each such person. If any person other than the Grantee purports to be entitled to exercise all or any portion of the Option, the written notice shall be accompanied by proof, satisfactory to the Secretary of AMCE, of that entitlement.

  (b) The written notice shall be accompanied by full payment of the exercise price for the shares as to which the Option is exercised either (i) in cash, certified or bank cashier's check or money order, payable to AMCE, (ii) in shares of AMCE Common Stock that have been held by the Grantee for at least six months and evidenced by certificates either endorsed or with stock powers attached transferring ownership to AMCE, with an aggregate Fair Market Value (as defined in the Plan) equal to said exercise price on the date the written notice is received by the Secretary, or (iii) in any combination of the foregoing.

  (c) Notwithstanding the provisions of subsection (b) next above, shares acquired through the exercise of an Incentive Stock Option granted under the Plan or any predecessor stock option plan providing for options on shares of AMCE Common Stock may be used as payment at exercise hereunder only if such shares have been held for at least 12 months following such acquisition.

  (d) The written notice of exercise will be effective and the Option shall be deemed exercised to the extent specified in the notice on the date that the written notice (together with required accompaniments respecting payment of the exercise price) is received by the Secretary of AMCE at its then executive offices during regular business hours.

  5.Transfer of Shares; Tax Withholding.

  (a) As soon as practicable after receipt of an effective written notice of exercise and full payment of the exercise price as provided in section 4 above, the Secretary of AMCE shall cause ownership of the appropriate number of shares of AMCE Common Stock to be transferred to the person or persons exercising the Option by having a certificate or certificates for such number of shares registered in the name of such person or persons and shall have each certificate delivered to the appropriate person. Notwithstanding the foregoing, if AMCE or a Subsidiary requires reimbursement of any tax required by law to be withheld with respect to shares of AMCE Common Stock, the Secretary shall not transfer ownership of shares until the required payment is made.

  (b) Subject to the approval of the Committee and to the provisions of the Plan, the Grantee may satisfy his tax withholding obligations hereunder by electing to have shares otherwise issuable upon exercise of this Option withheld, which shares shall have a Fair Market Value on the date of exercise equal to the amount of Grantee's tax withholding liability resulting from such exercise. Any such election shall be made at or prior to exercise of the Option by delivering written notice thereof to the Secretary of the Company.

  6.Transferability. Except for assignments made with the Committee's prior written approval (which may be denied or conditioned in the sole discretion of the Committee), the rights under this Agreement may not be transferred except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employment Retirement
Income Security Act, or the rules promulgated thereunder. The rights under this Agreement may be exercised during the lifetime of the Grantee only by the Grantee (or by his guardian, legal representative or Successor, as defined in the Plan). The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Grantee.

  7.Authorized Leave. Authorized leaves of absence from AMCE or a Subsidiary shall not constitute a termination of employment for purposes of the Agreement. For purposes of this Agreement, an authorized leave of absence shall be an absence while the Grantee is on military leave, sick leave, or other bona fide leave of absence so long as the Grantee's right to employment with AMCE or a Subsidiary is guaranteed by statute, contract, or company policy.

  8.Requirements of Law. This Option may not be exercised if the issuance of shares of AMCE Common Stock upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. The Grantee, as a condition to his exercise of this Option, shall represent to AMCE that the shares of AMCE Common Stock to be acquired by exercise of this Option are being acquired for investment and not with a present view to distribution or resale, unless counsel for AMCE is then of the opinion that such a representation is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

  9.Forfeiture. To the extent this Option is unexercised, it will be forfeited along with all rights thereunder effective as of the date the Committee determines that the Grantee, at any time during the period of the Grantee's employment and for one (1) year thereafter, without the Committee's written consent, engaged directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by AMCE or its Subsidiaries, in the geographic area in which AMCE or its Subsidiaries does business, or in any manner which is inimical to the best interests of AMCE.

 IN WITNESS WHEREOF, The Compensation Committee of the Board of
Directors has approved this Agreement and AMCE, by its duly authorized officer, and the Grantee have signed this Agreement as of the date first above written.

                AMC ENTERTAINMENT INC.

                By:/s/ Peter C. Brown
                    Peter C. Brown, Co-Chairman, President & Chief Financial Officer

                     /s/ Richard T. Walsh
                     Richard T. Walsh, Grantee

 The Grantee acknowledges receipt of copies of the Plan and the Prospectus respecting the Plan. The Grantee represents that he is familiar with the terms and provisions of the Plan and Prospectus.
The Grantee hereby accepts this Option subject to all the terms and provisions of the Plan, including but not limited to Section 20 ("Adjustments for Corporate Changes") thereof. The Grantee hereby agrees to accept as binding, conclusive, and final all decisions and interpretations of the Board of Directors and, where applicable, the Committee (as defined in the Plan), respecting any questions arising under the Plan.


                           /s/ Richard T. Walsh
                               Richard T. Walsh, Grantee


               NON-QUALIFIED (NON-ISO) STOCK OPTION AGREEMENT

             This Stock Option Agreement (the "Agreement"), made as of the 18th day of June, 1999 (the "Date of Grant"), by and between AMC Entertainment Inc. ("AMCE") and Richard M. Fay (the "Grantee"), evidences the grant, by AMCE, of a Stock Option (the "Option") to the Grantee on such date and the Grantee's acceptance of the Option in accordance with the provisions of the AMCE 1994 Stock Option and Incentive Plan, as amended (the "Plan"). AMCE and the Grantee agree as follows:

  1.Shares Optioned and Option Price. The Grantee shall have an option to purchase 42,750 shares of AMCE Common Stock for $17.6875 per share, subject to the terms and conditions of this Agreement and of the Plan, the provisions of which are hereby incorporated herein by reference.
The shares subject to the Option are not, nor are they intended to be, Incentive Stock Option (ISO) shares as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

  2.Vesting.   Except as otherwise provided in section 3 below or
in the Plan, this Option shall be deemed vested with respect to the number of shares described in section 1 as follows: (a) the right to purchase 50% of the shares subject to this Option shall be vested as of the Date of Grant, and (b) the right to purchase the balance of the shares subject to this Option shall be vested on the first anniversary of the Date of Grant. Notwithstanding the foregoing provisions of this section 2, if the Grantee's employment with AMCE or a subsidiary (as defined in the Plan) terminates on account of death, disability (as defined in the Plan) or retirement (as defined in the Plan), or if the Grantee's employment is terminated for any reason within one year after the Occurrence of a Change in Control Event (as defined in the Plan), whether such termination is voluntary or involuntary, the Option shall be deemed vested as to all shares described in section 1 hereof as of the date of such termination of employment.

  3.Exercise Period. The Option may be exercised from time to time with respect to all or any number of the then unexercised shares as to which the Option has vested under section 2, on any regular business day of AMCE at its then executive offices, until the earliest to occur of the following dates:

  (a) the tenth anniversary of the Date of Grant;

  (b) the first anniversary of the date of the Grantee's termination of employment with AMCE and all Subsidiaries (as defined in the Plan) on account of death or disability;

  (c) the third anniversary of the Grantee's retirement;

  (d) the date three (3) months following the date upon which the Grantee's employment with AMCE and all Subsidiaries terminates for any reason other than those described in subsections (b) or (c) next above or in (e) below; or

  (e) the date Grantee is terminated for cause, provided that for purposes of this Option no termination of employment occurring within one year after the occurrence of a Change in Control Event shall be deemed a termination for cause.

  4.Exercise.

  (a) During the period that the Option is exercisable, it may be exercised in full or in part by the Grantee, his or her legal representatives, guardian or Successor, as defined in the Plan, by delivering or mailing written notice of the exercise to the Secretary of AMCE. The written notice shall be signed by each person entitled to exercise the Option and shall specify the address and Social
Security number of each such person. If any person other than the Grantee purports to be entitled to exercise all or any portion of the Option, the written notice shall be accompanied by proof, satisfactory to the Secretary of AMCE, of that entitlement.

  (b) The written notice shall be accompanied by full payment of the exercise price for the shares as to which the Option is exercised either (i) in cash, certified or bank cashier's check or money order, payable to AMCE, (ii) in shares of AMCE Common Stock that have been held by the Grantee for at least six months and evidenced by certificates either endorsed or with stock powers attached transferring ownership to AMCE, with an aggregate Fair Market Value (as defined in the Plan) equal to said exercise price on the date the written notice is received by the Secretary, or (iii) in any combination of the foregoing.

  (c) Notwithstanding the provisions of subsection (b) next above, shares acquired through the exercise of an Incentive Stock Option granted under the Plan or any predecessor stock option plan providing for options on shares of AMCE Common Stock may be used as payment at exercise hereunder only if such shares have been held for at least 12 months following such acquisition.

  (d) The written notice of exercise will be effective and the Option shall be deemed exercised to the extent specified in the notice on the date that the written notice (together with required accompaniments respecting payment of the exercise price) is received by the Secretary of AMCE at its then executive offices during regular business hours.

  5.Transfer of Shares; Tax Withholding.

  (a) As soon as practicable after receipt of an effective written notice of exercise and full payment of the exercise price as provided in section 4 above, the Secretary of AMCE shall cause ownership of the appropriate number of shares of AMCE Common Stock to be transferred to the person or persons exercising the Option by having a certificate or certificates for such number of shares registered in the name of such person or persons and shall have each certificate delivered to the appropriate person. Notwithstanding the foregoing, if AMCE or a Subsidiary requires reimbursement of any tax required by law to be withheld with respect to shares of AMCE Common Stock, the Secretary shall not transfer ownership of shares until the required payment is made.

  (b) Subject to the approval of the Committee and to the provisions of the Plan, the Grantee may satisfy his tax withholding obligations hereunder by electing to have shares otherwise issuable upon exercise of this Option withheld, which shares shall have a Fair Market
Value on the date of exercise equal to the amount of Grantee's tax withholding liability resulting from such exercise. Any such election shall be made at or prior to exercise of the Option by delivering written notice thereof to the Secretary of the Company.

  6.Transferability. Except for assignments made with the Committee's prior written approval (which may be denied or conditioned in the sole discretion of the Committee), the rights under this Agreement may not be transferred except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employment Retirement Income Security Act, or the rules promulgated thereunder. The rights under this Agreement may be exercised during the lifetime of the Grantee only by the Grantee (or by his guardian, legal representative or Successor, as defined in the Plan). The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Grantee.

  7.Authorized Leave. Authorized leaves of absence from AMCE or a Subsidiary shall not constitute a termination of employment for purposes of the Agreement. For purposes of this Agreement, an authorized leave of absence shall be an absence while the Grantee is on military leave, sick leave, or other bona fide leave of absence so long as the Grantee's right to employment with AMCE or a Subsidiary is guaranteed by statute, contract, or company policy.

  8.Requirements of Law. This Option may not be exercised if the issuance of shares of AMCE Common Stock upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. The Grantee, as a condition to his exercise of this Option, shall represent to AMCE that the shares of AMCE Common
Stock to be acquired by exercise of this Option are being acquired for investment and not with a present view to distribution or resale, unless counsel for AMCE is then of the opinion that such a representation is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

  9.Forfeiture. To the extent this Option is unexercised, it will be forfeited along with all rights thereunder effective as of the date the Committee determines that the Grantee, at any time during the period of the Grantee's employment and for one (1) year thereafter, without the Committee's written consent, engaged directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by AMCE or its Subsidiaries, in the geographic area in which AMCE or its Subsidiaries does business, or in any manner which is inimical to the best interests of AMCE.

 IN WITNESS WHEREOF, The Compensation Committee of the Board of
Directors has approved this Agreement and AMCE, by its duly authorized officer, and the Grantee have signed this Agreement as of the date first above written.

                AMC ENTERTAINMENT INC.



                  By:  /s/ Peter C. Brown

                       Peter C. Brown, Co-Chairman, President & Chief Financial Officer

                       /s/ Richard M. Fay

                       Richard M. Fay, Grantee

 The Grantee acknowledges receipt of copies of the Plan and the Prospectus respecting the Plan. The Grantee represents that he is familiar with the terms and provisions of the Plan and Prospectus. The Grantee hereby accepts this Option subject to all the terms and provisions of the Plan, including but not limited to Section 20 ("Adjustments for Corporate Changes") thereof. The Grantee hereby agrees to accept as binding, conclusive, and final all decisions and interpretations of the Board of Directors and, where applicable, the Committee (as defined in the Plan), respecting any questions arising under the Plan.


                            /s/ Richard M. Fay
                                Richard M. Fay, Grantee